EXHIBIT 99.2

04 May 2007

BNP PARIBAS	COUNTRYWIDE HOME LOANS, INC.
JENNIFER SANDEFUR
BFI-LSI-CMO-BACK OFFICE SWAPS	Managing Director And Treasurer CHL, Inc.
ACI:CSB04A1	4500 PARK GRANADA
75450 PARIS CEDEX 09	MSN CH-43
FRANCE	CALABASAS
CALIFORNIA 91302
FAX: +33 1 42 98 67 04	UNITED STATES

RATE SWAP TRANSACTION CONFIRMATION
BETWEEN COUNTRYWIDE HOME LOANS, INC. AND BNP PARIBAS

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).  In this Confirmation, “Party A” means BNP Paribas and “Party B” means Countrywide Home Loans, Inc.

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.  Terms capitalized but not defined herein shall have the meanings attributed to them in the pooling and servicing agreement dated as of April 1, 2007 (the “Pooling and Servicing Agreement”) among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee.  In the event of any inconsistency between the 2000 Definitions, the PSA and this Confirmation, this Confirmation will govern for the purposes of the Transaction.

This Confirmation will constitute a Confirmation that supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of 28 May 1996, as amended and supplemented from time to time, between Party A and Party B (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

2.	TRADE DETAILS
Our Reference:	2405669
Trade Date:	27 April 2007.
Effective Date:	04 May 2007.
Termination Date:
25 April 2014, subject to adjustment in accordance with the Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to no adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of May 2007.

Reference Assets:
CWABS, Inc. Asset-Backed Certificates, Series 2007-7, Class 1-A (Cusip: 12669VAA6), Class 2-A-1 (Cusip: 12669VAB4), Class 2-A-2 (Cusip: 12669VAC2), Class 2-A-3 (Cusip: 12669VAD0), Class 2-A-4 (Cusip: 12669VAE8), Class M-1 (Cusip:  12669VAF5), Class M-2 (Cusip: 12669VAG3), Class M-3 (Cusip: 12669VAH1), Class M-4 (Cusip: 12669VAJ7), Class M-5 (Cusip: 12669VAK4), Class M-6 (Cusip: 12669VAL2), Class M-7 (Cusip: 12669VAM0), and Class M-8 (Cusip: 12669VAN8).

Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, , type “pdi4”, . If Bloomberg fails to publish the aggregate Principal Balance of the Reference Assets or the parties fail to agree on the aggregate Principal Balance of the Reference Assets for any Calculation Period, the aggregate Principal Balance of the Reference Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement.

Calculation Agent:	Party A

Upfront Amount:
Upfront Amount:	Party A will pay USD 1,300,000 to Party B on May 4, 2007.
Fixed Amounts:
Fixed Rate Payer:	Party B.

Fixed Rate Payer Period End Date(s):	The 25th of each month in each year from (and including) 25 May 2007 to (and including) the Termination Date, subject to no adjustment.
Fixed Rate Payer Payment Date(s):	The 25th of each month in each year from (and including) 25 May 2007 to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate:	5.12% per annum.

Fixed Rate Day Count Fraction:	30/360.

Floating Amounts:
Floating Rate Payer:	Party A.
Floating Rate Payer Period End Date(s):	The 25th of each month in each year from (and including) 25 May 2007 to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Date(s):	Early Payment shall be applicable. For each Calculation Period, the Floating Rate Payer Payment Date shall be the first Business Day prior to the related Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA.
Spread	Inapplicable.
Floating Rate Day Count Fraction:	Actual/360.

Designated Maturity:	1 Month.
Compounding:	Inapplicable.
Reset Dates:	The first day of each Calculation Period.
Business Days for Both Parties:	New York.
3.	ACCOUNT DETAILS
Payments to Party A:	BNP PARIBAS NEW YORK, NEW YORK Swift Code: BNPAUS3NXXX A/C 00200-194093-001-36 Favor: BNP PARIBAS Swift Code: BNPAFRPP Attn: Swaps and Derivatives Back Office
Payments to Party B:	As per Party B’s standard settlement instructions.
4.	ADDITIONAL TERMS
Netting:
Notwithstanding anything to the contrary in Section 2(c) of the Agreement, amounts that are payable with respect to Calculation Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date.  For avoidance of doubt, any payments pursuant to Section 6(e) of the Agreement in respect of this Transaction only shall not be subject to netting with any other payment obligations of the parties under the Agreement.

Assignment:	Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this confirmation enclosed for that purpose and returning it to us or by sending to us a letter or fax substantially similar to this letter, which letter or fax sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

Yours sincerely,

BNP PARIBAS SECURITIES CORP., ON BEHALF OF BNP PARIBAS

For and on behalf of BNP PARIBAS SECURITIES CORP., ON BEHALF OF BNP PARIBAS	For and on behalf of BNP PARIBAS SECURITIES CORP., ON BEHALF OF BNP PARIBAS
/s/ Kerri Nuccio Name: Kerry Nuccio Title: Authorized Signatory Date: BNP Paribas Securities Corp.	_________________________ Name: Title: Date:
For and on behalf of COUNTRYWIDE HOME LOANS, INC.
/s/ Ellen Coleman Name: Ellen Coleman Title: Executive Vice President Date:

APPENDIX OF THE CONFIRMATION NO. 2405669

Period Start Date	Period End Date	Notional Amount
5/4/2007	5/25/2007	0
5/25/2007	6/25/2007	0
6/25/2007	7/25/2007	0
7/25/2007	8/25/2007	0
8/25/2007	9/25/2007	0
9/25/2007	10/25/2007	0
10/25/2007	11/25/2007	1,000,302,456
11/25/2007	12/25/2007	988,523,830
12/25/2007	1/25/2008	975,528,643
1/25/2008	2/25/2008	961,345,415
2/25/2008	3/25/2008	946,007,383
3/25/2008	4/25/2008	929,552,433
4/25/2008	5/25/2008	813,522,245
5/25/2008	6/25/2008	796,595,297
6/25/2008	7/25/2008	779,323,953
7/25/2008	8/25/2008	761,736,444
8/25/2008	9/25/2008	743,973,848
9/25/2008	10/25/2008	726,551,713
10/25/2008	11/25/2008	699,309,120
11/25/2008	12/25/2008	682,227,139
12/25/2008	1/25/2009	665,571,522
1/25/2009	2/25/2009	649,325,523
2/25/2009	3/25/2009	633,473,833
3/25/2009	4/25/2009	618,002,270
4/25/2009	5/25/2009	560,353,858
5/25/2009	6/25/2009	546,725,051
6/25/2009	7/25/2009	533,423,124
7/25/2009	8/25/2009	520,432,647
8/25/2009	9/25/2009	507,746,624
9/25/2009	10/25/2009	495,357,171
10/25/2009	11/25/2009	464,479,751
11/25/2009	12/25/2009	453,053,032
12/25/2009	1/25/2010	441,884,395
1/25/2010	2/25/2010	430,965,407
2/25/2010	3/25/2010	420,289,465
3/25/2010	4/25/2010	409,851,131
4/25/2010	5/25/2010	221,623,656
5/25/2010	6/25/2010	218,883,205
6/25/2010	7/25/2010	216,328,595
7/25/2010	8/25/2010	213,836,795
8/25/2010	9/25/2010	211,509,643
9/25/2010	10/25/2010	209,416,638
10/25/2010	11/25/2010	207,222,679
11/25/2010	12/25/2010	205,207,848
12/25/2010	1/25/2011	203,047,339
1/25/2011	2/25/2011	201,267,724
2/25/2011	3/25/2011	199,509,753
3/25/2011	4/25/2011	197,441,347
4/25/2011	5/25/2011	195,466,389
5/25/2011	6/25/2011	193,497,374
6/25/2011	7/25/2011	191,617,456
7/25/2011	8/25/2011	189,737,003
8/25/2011	9/25/2011	187,948,183
9/25/2011	10/25/2011	186,315,999
10/25/2011	11/25/2011	184,619,448
11/25/2011	12/25/2011	183,071,996
12/25/2011	1/25/2012	181,425,460
1/25/2012	2/25/2012	180,071,032
2/25/2012	3/25/2012	178,738,958
3/25/2012	4/25/2012	177,044,181
4/25/2012	5/25/2012	174,755,990
5/25/2012	6/25/2012	172,633,274
6/25/2012	7/25/2012	170,723,313
7/25/2012	8/25/2012	168,933,050
8/25/2012	9/25/2012	167,319,227
9/25/2012	10/25/2012	165,694,491
10/25/2012	11/25/2012	164,065,665
11/25/2012	12/25/2012	162,630,997
12/25/2012	1/25/2013	161,088,715
1/25/2013	2/25/2013	159,806,108
2/25/2013	3/25/2013	158,537,854
3/25/2013	4/25/2013	157,050,349
4/25/2013	5/25/2013	155,612,079
5/25/2013	6/25/2013	154,163,233
6/25/2013	7/25/2013	152,762,170
7/25/2013	8/25/2013	151,349,903
8/25/2013	9/25/2013	149,983,770
9/25/2013	10/25/2013	148,716,926
10/25/2013	11/25/2013	147,383,044
11/25/2013	12/25/2013	146,145,469
12/25/2013	1/25/2014	144,815,700
1/25/2014	2/25/2014	143,704,451
2/25/2014	3/25/2014	142,604,355
3/25/2014	4/25/2014	141,317,329

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